Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes

Note 7 – Income Taxes

A reconciliation of income taxes at the U.S. federal statutory rate to the benefit for income taxes is as follows:

	2024	2023
Federal	21.00%	21.00%
State	2.07%	2.55%
Nondeductible expenses	-2.33%	-3.85%
Change in valuation allowance	-20.74%	-19.70%
Effective tax rate	-	-

JUPITER NEUROSCIENCES, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2024 and 2023

Note 7 – Income Taxes, continued

A summary of the Company’s deferred tax assets is as follows:

	2024	2023
U.S Federal and State net operating loss	$3,083,545	$2,429,544
Stock based compensation	1,272,925	1,031,860
Accrued salaries	382,288	395,899
Orphan drug credit	1,060,118	924,171
Derivative liability	-	370,572
Other	260,481	392,486
Total net deferred tax assets	6,059,357	5,544,532
Valuation allowance	(6,059,357)	(5,544,532)
Total Deferred Tax Asset	$-	$-

As of December 31, 2024, the Company had federal and state (post-apportioned basis) net operating losses (“NOLs”) of $26 million, as well as federal orphan drug tax credit carryforwards of approximately $1.06 million. Approximately $10.0 million of the foregoing federal and state NOLs will expire at various dates from 2026 through 2043, if not limited by triggering events prior to such time. Under the provisions of the Internal Revenue Code, changes in ownership of the Company, in certain circumstances, would limit the amount of federal NOLs that can be utilized annually in the future to offset taxable income. In particular, Section 382 of the Internal Revenue Code (“Section 382”) imposes limitations on an entity’s ability to use NOLs upon certain changes in ownership. If the Company is limited in its ability to use its NOLs in future years in which it has taxable income, then the Company will pay more taxes than if it were otherwise able to fully utilize its NOLs. The Company may experience ownership changes in the future as a result of subsequent shifts in ownership of the Company’s capital stock that the Company cannot predict or control that could result in further limitations being placed on the Company’s ability to utilize its federal NOLs.

A valuation allowance, if needed, reduces deferred tax assets to the amount expected to be realized. When determining the amount of net deferred tax assets that are more likely than not to be realized, the Company assesses all available positive and negative evidence. This evidence includes, but is not limited to, prior earnings history, expected future earnings, carry-back and carry-forward periods and the feasibility of ongoing tax strategies that could potentially enhance the likelihood of the realization of a deferred tax asset. The weight given to the positive and negative evidence is commensurate with the extent the evidence may be objectively verified. As such, it is generally difficult for positive evidence regarding projected future taxable income, exclusive of reversing taxable temporary differences, to outweigh objective negative evidence of recent financial reporting losses. Based on these criteria and the relative weighting of both the positive and negative evidence available, management continues to maintain a full valuation allowance against its net deferred tax assets.

JUPITER NEUROSCIENCES, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2024 and 2023